UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

Carisma Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36296	26-2025616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3675 Market Street, Suite 401 Philadelphia, PA		19104
(Address of Principal Executive Offices)		( Zip Code)

Registrant’s telephone number, including area code: (267) 491-6422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of exchange on which registered*
Common Stock, $0.001 par value per share	CARM	The Nasdaq Stock Market LLC

* Trading of the registrant’s common stock on Nasdaq was suspended effective at the open of business on October 13, 2025. The registrant’s common stock is currently quoted on the OTCID market tier operated by The OTC Markets Group under the symbol “CARM.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, the common stock, $0.001 par value per share (the “Common Stock”) of Carisma Therapeutics Inc. (the “Company”) was suspended from trading on The Nasdaq Stock Market LLC (“Nasdaq”) effective at the open of business on October 13, 2025, as a result of the Company’s noncompliance with the Nasdaq Listing Rules. Nasdaq indicated that, once all applicable appeal periods had lapsed, Nasdaq would file a Form 25 with the Securities and Exchange Commission (the “SEC”) to complete the delisting of the Common Stock from Nasdaq. On December 4, 2025, the Board of Directors of the Company (the “Board”) approved the voluntary delisting of the Common Stock from Nasdaq rather than await Nasdaq’s filing of a Form 25 at some later date.

On December 5, 2025, the Company notified Nasdaq of the Company’s intention to file a Form 25 with the SEC on or about December 10, 2025 to effect the formal delisting of the Common Stock. The Company anticipates that the formal delisting of the Common Stock will become effective 10 days after the filing. Following the effectiveness of the Form 25, the Company intends to file a Form 15 with the SEC to suspend and ultimately terminate the Company’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Executive Officer

On December 5, 2025, Natalie McAndrew notified the Company of her decision to resign as Vice President of Finance, Treasurer and Secretary of the Company, effective as of December 31, 2025. The resignation was not a result of any disagreement with the Company’s operations, policies or practices.

Appointment of Executive Officers and Director

On December 4, 2025, the Board appointed Steven Kelly to serve as the interim Chief Executive Officer of the Company on a consulting basis, effective immediately. In connection with his appointment, Mr. Kelly was designated as the Company’s principal executive officer. On December 4, 2025, the Company also entered into a Consulting Agreement with Mr. Kelly (the “Consulting Agreement”), pursuant to which he will serve as the Company’s interim Chief Executive Officer until December 31, 2025 and will be compensated at rate of $350 per hour. For a description of Mr. Kelly’s biography, refer to the Company’s Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on April 29, 2025.

On December 4, 2025, the Board appointed Craig R. Jalbert to serve as the Chief Executive Officer, President, Treasurer and Secretary of the Company, effective as of January 1, 2026, to succeed Mr. Kelly and to assist with the Company’s remaining wind down activities. In connection with his appointment, Mr. Jalbert was appointed as the Company’s principal executive officer, principal financial officer and principal accounting officer, effective as of January 1, 2026. On December 4, 2025, the Board also appointed Mr. Jalbert as a director, effective as of January 1, 2026.

Mr. Jalbert, age 64, has served as a principal of the Foxborough, Massachusetts accounting firm of Verdolino & Lowey, P.C. since 1987. For over 30 years he has focused his practice on distressed businesses and has served, and continues to serve, in the capacities of officer and director for numerous firms in their wind down phases.

The Company will pay Mr. Jalbert $50,000 per year of service, pursuant to a letter agreement with Verdolino & Lowey, P.C. that the Company entered into on December 5, 2025. Mr. Jalbert will not receive any compensation under the Company’s non-employee director compensation policy. Mr. Jalbert has no family relationships with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Jalbert and any other person pursuant to which he was elected as an officer of the Company. There are no transactions involving Mr. Jalbert requiring disclosure under Item 404(a) of Regulation S-K.

Director Resignations

On December 4, 2025, each of Sohanya Cheng, Marella Thorell and Sanford Zweifach notified the Company of such director’s decision to resign from the Board and all committees thereof, effective as of December 31, 2025. The resignations were not a result of any disagreement with the Company’s operations, policies or practices.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the pursuit of wind-down activities and the delisting and deregistration of the Common Stock. Certain of these forward-looking statements can be identified by the use of words such as “expects,” “intends,” “plans,” “may,” “should,” “will,” “seeks,” or other similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to preserve its existing cash resources; the Company’s ability to continue as a going concern; the Company’s ability to execute a planned orderly wind down; and other risks related to the Company’s business. For a discussion of these risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other recent filings with the Securities and Exchange Commission. Any forward-looking statements that are made in this Current Report on Form 8-K speak as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to revise the forward-looking statements or to update them to reflect events or circumstances occurring after the date of this Current Report on Form 8-K, whether as a result of new information, future developments or otherwise, except as required by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARISMA THERAPEUTICS INC.

	By:	/s/ Steven Kelly
Date: December 5, 2025		Steven Kelly
Interim Chief Executive Officer